Exhibit 10.1

SECOND AMENDMENT TO THE

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P.

March 9, 2017

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CITY OFFICE REIT OPERATING PARTNERSHIP, L.P. (this “Amendment”), dated as of March 9, 2017, is entered into by CITY OFFICE REIT, INC., a Maryland corporation, as the sole general partner (the “General Partner”) and a limited partner of CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (the “Partnership”) and SECOND CITY GENERAL PARTNER II, L.P., a Delaware limited partnership and a limited partner of the Partnership.

WHEREAS, the Amended and Restated Agreement of Limited Partnership of the Partnership was executed on April 21, 2014 (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”); and

WHEREAS, the General Partner executed the First Amendment to the Partnership Agreement on September 30, 2016; and

WHEREAS, Section 8.8 of the Partnership Agreement provides for certain board nomination rights and other applicable rights in favor of Second City, and, for so long as Second City has the right or prospective right to exercise such rights as set forth in Section 8.8 of the Partnership Agreement, Section 8.8 of the Partnership Agreement may not be amended without the prior written consent of Second City; and

WHEREAS, “Second City”, for purposes of Section 8.8 of the Partnership Agreement, is comprised of four separate entities, Second City General Partner II, L.P., CIO OP Limited Partnership, CIO REIT Stock Limited Partnership and Gibralt US, Inc.; and

WHEREAS, of the four entities comprising Second City and named in the immediately preceding recital, only Second City General Partner II, L.P. continues to hold a partnership interest in the Partnership on the date hereof, and the remaining three entities comprising Second City no longer own any partnership interests in the Partnership on the date hereof; and

WHEREAS, pursuant to the authority granted to the Partners pursuant to Article 14 of the Partnership Agreement and pursuant to Section 8.8(G) of the Partnership Agreement, and as authorized by the resolutions of the Board of Directors of the General Partner dated as of March 9, 2017, the Partners and Second City desire to amend the Partnership Agreement, or to consent and agree to the amendment of the Partnership Agreement, as the case may be, to eliminate Section 8.8 of the Partnership Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Partners hereby amend, and the entities comprising Second City other than Second City General Partner II, L.P. hereby consent and agree to the amendment of, the Partnership Agreement as follows:

1. Each of CIO OP Limited Partnership, CIO REIT Stock Limited Partnership and Gibralt US, Inc., by executing this Amendment, does hereby confirm that it does not hold any partnership interest in the Partnership and is no longer a Partner in the Partnership.

2. Section 8.8 of the Partnership Agreement is hereby deleted in its entirety. Accordingly, any and all present or prospective rights of Second City that may otherwise exist thereunder are hereby irrevocably terminated and extinguished by mutual agreement of the parties to this Amendment.

3. Except as specifically amended hereby, the Partnership Agreement remains in full force and effect.

4. The foregoing recitals are incorporated in and are made a part of this Amendment.

5. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the Parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

7. Except as specifically defined herein, all capitalized terms shall have the definitions provided in the Partnership Agreement. This Amendment has been authorized by the Partners pursuant to Article 14 of the Partnership Agreement and, pursuant to Section 8.8(G) of the Partnership Agreement, this Amendment has been consented and agreed to by the entities comprising Second City other than Second City General Partner II, L.P.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

CITY OFFICE REIT, INC. a Maryland corporation

By:	/s/ Anthony Maretic
Name:	Anthony Maretic
Title:	Chief Financial Officer

LIMITED PARTNERS:

CITY OFFICE REIT, INC., a Maryland corporation

By:	/s/ Anthony Maretic
Name:	Anthony Maretic
Title:	Chief Financial Officer

SECOND CITY GENERAL PARTNER II, L.P., a Delaware limited partnership

By:	/s/ Ryan Chan
Name:	Ryan Chan
Title:	Chief Financial Officer

CONSENTED TO AND AGREED:

CIO OP LIMITED PARTNERSHIP, a Delaware limited partnership

By:	/s/ Ryan Chan
Name:	Ryan Chan
Title:	Chief Financial Officer

[Signature page for Second Amendment]

CIO REIT STOCK LIMITED PARTNERSHIP, a Delaware limited partnership

By:	/s/ Ryan Chan
Name:	Ryan Chan
Title:	Chief Financial Officer

GIBRALT US, INC., a Colorado corporation

By:	/s/ Ryan Chan
Name:	Ryan Chan
Title:	Chief Financial Officer

[Signature page for Second Amendment]

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